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                                                                 EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements Nos. 333-23630 and 333-28003.


                                           /s/ Arthur Andersen LLP
                                           ---------------------------
                                           ARTHUR ANDERSEN LLP



Chicago, Illinois
March 31, 1999